CONVERGENCE OPPORTUNITIES FUND Trading Symbol: Investment Class (CIPVX) Institutional Class (CIPOX)

Summary Prospectus

March 30, 2017

Before you invest, you may want to review the Convergence Opportunities Fund’s (the “Fund” or “Opportunities Fund”) prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s prospectus and other information about the Fund online at http://www.investcip.com/solutions/smallcap.  You may also obtain this information at no cost by calling 877-677-9414 or by sending an email to info@montageinvestments.com.  The Fund’s prospectus and statement of additional information, both dated March 30, 2017, are incorporated by reference into this Summary Prospectus.

Investment Objective
The investment objective of the Fund is to seek long-term capital growth.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Investment Class	Institutional Class
	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investment Class	Institutional Class
Management Fees	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses(1)
Dividends and Interest on Short Positions	1.21%	1.21%
Remainder of Other Expenses	0.36%	0.36%
Total Annual Fund Operating Expenses	2.82%	2.57%
(1)
Because Investment Class shares of the Fund have not yet commenced operations, Other Expenses are based on Other Expenses for Institutional Class shares of the Fund for the fiscal year ended November 30, 2016.

Example
This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investment Class	$285	$874	$1,489	$3,147
Institutional Class	$260	$799	$1,365	$2,905

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These transaction costs and potentially higher taxes, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 316.15% of the average value of its portfolio.

Principal Investment Strategies
The Fund seeks to achieve its investment objective by establishing long and short positions in equity securities of domestic and foreign companies.  The Fund focuses primarily on companies with small to medium market capitalizations, although the Fund may establish long and short positions in companies of any market capitalization.  The Fund generally considers companies with small and medium market capitalizations to be those companies that comprise the lower 2,500 stocks by market capitalization of the Russell 3000® Total Return Index.  As of January 31, 2017, the market capitalization range of the lower 2,500 stocks by market capitalization of the Russell 3000® Total Return Index was between $36.7 billion and $17.9 million.    The Fund will hold long (purchase) securities that Convergence Investment Partners, LLC (the “Adviser”) believes will outperform the market, and will sell short securities expected to underperform the market.

The Fund intends to maintain a net long exposure (the market value of long positions minus the market value of short positions) of approximately 100% of the Fund’s total assets.  Under normal market conditions, the Fund’s long positions may range from 120% to 150% of the Fund’s total assets and its short positions may range from 20% to 50% of the Fund’s total assets.  Short positions may be used either to hedge long positions or may be used speculatively to seek positive returns in instances where the Adviser believes a security’s price will decline.

In making investment decisions for the Fund, the Adviser utilizes a bottom-up approach that focuses on the individual strengths of the underlying companies and the relative and absolute attractiveness of the companies’ stocks.  Using a proprietary model, the Adviser first employs a quantitative method of analysis based on four broad categories: growth; valuation; behavioral; and risk.  The Adviser seeks to maximize return while minimizing the risk assumed by the Fund by utilizing a dynamic weighting scheme to calculate a security’s risk-adjusted return as compared to other securities, and balancing the effect of a purchase or sale of a security against diversification and risk management constraints of the Fund’s portfolio.  The Adviser makes decisions to buy and sell securities according to this model.

Principal Risks
Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested, and the amount of risk you are willing to take.  Remember, in addition to possibly not achieving your investment goals, you could lose money by investing in the Fund.  The principal risks of investing in the Fund are:

•
Management Risk.  Investment strategies employed by the Adviser in selecting investments and asset allocations for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

•	General Market Risk. Certain securities selected for the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time.
•	Equity Market Risk. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.
•
Foreign Securities Risk.  Investments in foreign companies involve certain risks not generally associated with investments in the securities of U.S. companies, including changes in currency exchange rates, unstable political, social and economic conditions, a lack of adequate or accurate company information, differences in the way securities markets operate, less secure international banks or securities depositories than those in the U.S. and foreign controls on investment.  Income earned on foreign securities may be subject to foreign withholding taxes. In addition, individual international country economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position.  These risks may be greater in emerging markets and in less developed countries.

•
Small- and Micro-Capitalization Company Risk.  The securities of small- and micro-capitalization companies may be more volatile and less liquid than the securities of companies with larger market capitalizations.  These small-capitalization companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies, and, therefore, their securities tend to be more volatile than the securities of larger, more established companies.

•
Medium-Capitalization Company Risk.  The medium-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies.  In particular, these mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group.  Therefore, mid-cap stocks may be more volatile than those of larger companies.

•
Short Sales Risk.  The value of a security sold short may increase prior to the scheduled delivery date, and because the market price of the security sold short could increase without limit, the Fund could be subject to a theoretically unlimited loss.

•
High Portfolio Turnover Rate Risk.  The Fund may have a relatively high turnover rate compared to many mutual funds.  A high portfolio turnover rate (100% or more) has the potential to result in increased brokerage transaction costs which may lower the Fund’s returns.  Furthermore, a high portfolio turnover rate may result in the realization by the Fund, and distribution to shareholders, of a greater amount of capital gains, including short-term capital gains, than if the Fund had a low portfolio turnover rate.  Distributions to shareholders of short-term capital gains are taxed as ordinary income under federal income tax laws.  This could result in a higher tax liability and may lower an investor’s after-tax return.

•
Cybersecurity Risk.  With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks.  Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

Performance
The performance information demonstrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one-year and since inception periods compare with those of a broad measure of market performance.  Remember, the Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available on the Fund’s website at www.investcip.com or by calling the Fund toll-free at 877-677-9414.

Institutional Class Shares(1)
Calendar Year Returns as of December 31

(1)
The return information shown in the bar chart is for Institutional Class shares.  Investment Class shares are not currently offered for purchase.  Investment Class shares would have substantially similar returns because the shares are invested in the same portfolio of securities and the returns would differ only to the extent that the classes do not have the same expenses.

The calendar year-to-date return for the Fund’s Institutional Class shares as of December 31, 2016 was 18.80%.  During the period shown in the bar chart, the best performance for a quarter was 12.20% (for the quarter ended December 31, 2016).  The worst performance was -7.46% (for the quarter ended September 30, 2015).

Average Annual Total Returns
(Periods Ended December 31, 2016)
	One Year	Since Inception (11/29/2013)
Institutional Class Shares
Return Before Taxes	18.80%	7.34%
Return After Taxes on Distributions	18.80%	7.26%
Return After Taxes on Distributions and Sale of Fund Shares	10.64%	5.68%
Russell 2000® Total Return Index	21.31%	7.22%
(reflects no deduction for fees, expenses or taxes)

Returns are shown for Institutional Class shares only and will vary for Investment Class shares.  Investment Class shares are not currently offered for purchase.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the effect of state and local taxes.  The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRA”).  The after-tax returns for Investment Class shares will vary.

Management
Investment Adviser
Convergence Investment Partners, LLC is the Fund’s investment adviser.

Portfolio Manager
David J. Abitz, CFA, Chief Investment Officer, Partner and Director of the Adviser, has served as the portfolio manager for the Fund since the Fund commenced operations in November 2013.  Mr. Justin Neuberg, CFA, Senior Analyst of the Adviser, has served as a portfolio manager for the Fund since March 2016.

Purchase and Sale of Fund Shares
You may purchase or redeem shares by mail (Convergence Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701 (for regular mail) or 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202 (for overnight or express mail)), by wire transfer or by telephone at 877-677-9414, on any day the New York Stock Exchange (“NYSE”) is open for trading.  Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly.  The minimum initial amount of investment in the Fund is $2,500 for Investment Class shares and $15,000 for Institutional Class shares.  Subsequent investments may be made with a minimum investment amount of $100 for Investment Class shares and $5,000 for Institutional Class shares.

Tax Information
The Fund’s distributions will be taxed as ordinary income or long-term capital gain, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.  You may be taxed later upon withdrawal of monies from such tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer, or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your adviser or visit your financial intermediary’s website for more information.